Prospectus Supplement October 30, 2020

For the following series with prospectuses dated January 1, 2020 (each as supplemented to date):

American Funds College Target Date Series®	American Funds Retirement Income Portfolio SeriesSM
American Funds Portfolio SeriesSM	American Funds Target Date Retirement Series®

1. The information under the heading “Merrill Lynch, Pierce, Fenner & Smith —CollegeAmerica accounts” in the “Appendix – Sales charge waivers” section of the prospectus is amended to read as follows:

Accounts established through Merrill Lynch, Pierce, Fenner & Smith

If you establish or hold your CollegeAmerica account on the Merrill Lynch omnibus platform, the features and policies related to Class 529-A and Class 529-C sales charges (including contingent deferred sales charges), Class 529-A sales charge waiver eligibility, and Class 529-C conversion period will be different than referenced in this document.

Importantly, if you establish or hold your CollegeAmerica account on the Merrill Lynch omnibus platform, then you are eligible for Class 529-A shares at net asset value if your CollegeAmerica 529 plan assets with Merrill Lynch are $250,000 or more, you participate through an approved corporate 529 plan, or you qualify for Merrill Lynch Investment Advisory Relationship Based Pricing (discussed below). If your 529 plan assets are less than $250,000 you are generally eligible to purchase Class 529-C shares. Among other things, Class 529-C shares generally will be automatically converted to Class 529-A shares (not subject to an initial sales charge) after four years from their respective dates of purchase.

Merrill Lynch Investment Advisory Relationship Based Pricing

Effective November 23, 2020, an account will be automatically eligible to purchase Class 529-A at net asset value regardless of the assets in the CollegeAmerica account if:

(1) at the time of purchase, the account is linked to a client household relationship in one or more of the Merrill Lynch investment advisory programs listed below; and

(2) at the time of purchase the client household relationship has combined assets held in any account through Merrill Lynch (excluding insurance, annuities, 401k assets, assets in defined benefit plan accounts and in BlackRock program accounts) that are equal to or greater than $250,000.

The following is a list of Merrill Lynch investment advisory programs that are included when determining eligibility: Merrill Lynch Investment Advisory Program, Managed Account Service (MAS), Strategic Portfolio Advisor Service (SPA), Merrill Guided Investment advisor programs (i.e., Merrill Guided Investing, Merrill Guided Investing with Advisor and Merrill Edge Advisory Account programs), Institutional Investment Consulting (IIC), and any future Merrill Lynch sponsored and managed investment advisory programs.

Beginning on November 23, 2020, the $250,000 asset level is used to determine initial eligibility and is not a factor for continued participation in this relationship based pricing program after the date of first qualifying. If a participant’s enrollment in any of the above investment advisory programs is terminated (whether by the participant or by Merrill Lynch), the account will no longer be eligible for this benefit.

As previously noted, this relationship based pricing program will be effective November 23, 2020. However, the program will be retroactively applied to any contribution to an account eligible for such relationship based pricing, as described above, between October 26, 2020 and November 23, 2020 that was used to purchase Class 529-C shares. For any such contribution, Merrill Lynch will automatically exchange the purchased Class 529-C shares for Class 529-A shares (without an initial sales charge) as soon as administratively feasible following November 23, 2020.

Merrill Lynch reserves the right to terminate this relationship based pricing program at any time with prior notice to participants.

Rollover assets from another 529 plan and refunded qualified higher education expenses may be invested in Class 529-A shares at net asset value. This policy applies to accounts on the Merrill Lynch platform and accounts held by the fund’s transfer agent.

Please contact your Merrill Lynch advisor with any questions.

2. The following is added to the end of the “Appendix – Sales charge waivers” section of the prospectus:

U.S. Bancorp Investments, Inc.

Class C to Class A share conversions at U.S. Bancorp Investments, Inc.

Effective November 30, 2020, a shareholder in the fund’s Class C shares will have their shares systematically converted at net asset value to Class A shares of the same fund in the month of the six-year anniversary of the purchase date, if the shares are no longer subject to a CDSC and the conversion is consistent with U.S. Bancorp Investments, Inc. share class exchange policy. This policy does not apply to accounts held with the fund’s transfer agent. Accounts held with the fund’s transfer agent will convert pursuant to the fund’s policy described in this prospectus.

Keep this supplement with your prospectus.

Lit. No. MFGEBS-449-1020P Printed in USA CGD/AFD/10039-S82142

THE FUNDS (EXCLUDING AMERICAN FUNDS COLLEGE TARGET DATE SERIES) MAKE AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS SUPPLEMENT FOR ALL FUNDS (EXCLUDING AMERICAN FUNDS COLLEGE TARGET DATE SERIES) IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS SUPPLEMENT ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT OF THE FUNDS’ PROSPECTUSES (EXCLUDING AMERICAN FUNDS COLLEGE TARGET DATE SERIES).

/s/	STEVEN I. KOSZALKA
STEVEN I. KOSZALKA
SECRETARY

Statement of Additional Information Supplement October 30, 2020

For the following series with statements of additional information dated January 1, 2020
(each as supplemented to date):

American Funds Retirement Income Portfolio SeriesSM American Funds Target Date Retirement Series ®

The paragraphs under the headings “Other purchases” and “Class F-2 and Class 529-F-1 purchases” in the “Sales charges” section of the statement of additional information is amended to read as follows:

Other purchases

In addition, American Funds Class A shares may be offered at net asset value to companies exchanging securities with the fund through a merger, acquisition or exchange offer and to certain individuals meeting the criteria described above who invested in Class A shares before Class F-2 shares were made available under this privilege.

Class F-2 purchases

If requested, American Funds Class F-2 shares will be sold to:

(1)	current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to the funds managed by Capital Research and Management Company, current or retired employees of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; and

(2)	The Capital Group Companies, Inc. and its affiliated companies.

Once an account in Class F-2 is established under this privilege, additional investments can be made in Class F-2 for the life of the account. Depending on the financial intermediary holding your account, these privileges may be unavailable. Investors should consult their financial intermediary for further information.

Keep this supplement with your statement of additional information.

Lit No. MFGEBS-453-1020O CGD/10149-S82178